UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  March 28, 2018
First Busey Corporation
 (Exact name of registrant as specified in its charter)
Nevada	0-15950	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 W. University Ave.
Champaign, Illinois  61820
 (Address of principal executive offices) (Zip code)
(217) 365-4544
 (Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 28, 2018, upon the recommendation of the Nominating & Corporate Governance Committee (the "Nominating Committee"), the Board of Directors (the "Board") of First Busey Corporation (the "Company" or "Busey") announced the nominations for directors for election at the Company's 2018 Annual Meeting of Stockholders (the "2018 Annual Meeting").
Over the past several years, the Board and the Nominating Committee have discussed and planned for director succession.  Current directors E. Phillips Knox, V. B. Leister, Jr., Jon D. Stewart and Phyllis M. Wise expressed they will retire from the Board, effective at the conclusion of the 2018 Annual Meeting. Since they are retiring from the Board, they were not re-nominated for election.  With more than 90 years of combined service to Busey, the Board thanks these directors for their significant contributions to the Busey organization.  Subsequently, the Board has nominated, upon the recommendation of the Nominating Committee, two new individuals for election at the 2018 Annual Meeting, Frederic L. Kenney and Elisabeth M. Kimmel. Additionally, directors David J. Downey, August C. Meyer, Jr. and George T. Shapland have indicated, if elected at the 2018 Annual Meeting, that it is their current intention to retire from the Board effective at the conclusion of the 2019 Annual Meeting of Stockholders.
Mr. Kenney is the Associate General Counsel for Litigation for Archer Daniels Midland Company and has served on the board of directors of Busey Bank since 2007.  Ms. Kimmel, an attorney, is Owner, President and Chief Executive Officer of Midwest Television, Inc. and a significant stockholder of the Company.  In addition to these two individuals, the Board re-nominated the following sitting directors for election at the 2018 Annual Meeting: Joseph M. Ambrose, George Barr, Stanley J. Bradshaw, David J. Downey, Van A. Dukeman, Stephen V. King, Gregory B. Lykins, August C. Meyer, Jr., George T. Shapland and Thomas G. Sloan.  Additional information about the nominees will be included in the Company's Proxy Statement for the 2018 Annual Meeting.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 29, 2018	First Busey Corporation
By:       /s/ Robin N. Elliott
Name:  Robin N. Elliott
Title:    Chief Operating Officer and Chief Financial Officer